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                                    EXHIBIT C

             DIRECTORS AND EXECUTIVE OFFICERS OF THE FILING PERSONS

The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

                       I. P.P. LUXCO HOLDINGS II S.A.R.L.

(i)      Dr. Francesco Bellini

(ii)     Manager

(iii)    Canada

(iv)     Chief Executive Officer, Neurochem Inc.

(v)      Picchio International Inc.,
         759 Square Victoria, Suite 224,
         Montreal (Quebec), H2Y 2J7, Canada



(i)      Stef Oostvogels

(ii)     Manager

(iii)    Belgium

(iv)     Attorney, Oostvogels & de Meester

(v)      Oostvogels & de Meester,
         20, avenue Monterey,
         B.P. 603 /L-2016, Luxembourg



(i)      Stephane Hadet

(ii)     Manager

(iii)    France

(iv)     Attorney, Oostvogels & de Meester

(v)      Oostvogels & de Meester,
         20, avenue Monterey, B.P. 603
         L-2016, Luxembourg



                             II. PICCHIO PHARMA INC.

(i)      Andre Desmarais

(ii)     Deputy-Chairman and Director

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(iii)    Canada

(iv)     President and Co-Chief Executive Officer, Power Corp.; Chairman,
         Power Tech

(v)      751 Square Victoria,
         Montreal, Quebec, H2Y 2J3, Canada



(i)      Dr. Francesco Bellini

(ii)     Chairman, President and Director

(iii)    Canada

(iv)     Chief Executive Officer, Neurochem Inc.

(v)      Picchio International Inc.,
         759 Square Victoria, Suite 224,
         Montreal (Quebec), H2Y 2J7, Canada



(i)      Dr. Allan Sniderman

(ii)     Director

(iii)    Canada

(iv)     Cardiologist, Royal Victoria Hospital

(v)      Royal Victoria Hospital,
         Division of Cardiology, Room M476, 687
         Pine Avenue West, Montreal, Quebec H3A 1A1, Canada



(i)      Peter Kruyt

(ii)     Director

(iii)    Canada

(iv)     Vice President, Power Corp.; President and CEO, Power Tech

(v)      751 Square Victoria,
         Montreal, Quebec, H2Y 2J3, Canada



(i)      Dr. Gervais Dionne

(ii)     Director

(iii)    Canada

(iv)     Consultant

(v)      2702, Place Guy-Sanche,
         Ville St-Laurent, Quebec, H4R 2T5, Canada

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(i)      Marisa Bellini

(ii)     Director

(iii)    Canada

(iv)     Consultant, Picchio International Inc.

(v)      Picchio International Inc.,
         759 Square Victoria, Suite 224,
         Montreal, Quebec  H2Y 2J7



(i)      Pierre Larochelle

(ii)     Vice-President, Business Development and Director

(iii)    Canada

(iv)     President and Chief Executive Officer, Adaltis Inc.

(v)      Adaltis Inc.,
         10,900 Hamon,
         Montreal,Quebec H3M 3A2, Canada



(i)      Leslie Raenden

(ii)     Secretary and Director

(iii)    Canada

(iv)     Exec. Vice President of Finance and Secretary, Power Tech.

(v)      Power Technology Investment Corporation,
         751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada



(i)      Martin Cauchon

(ii)     Director

(iii)    Canada

(iv)     Attorney, Gowling Lafleur Henderson LLP

(v)      Gowling Lafleur Henderson LLP
         1 Place Ville Marie, 37th Floor, Montreal, Quebec, H3B 3P4, Canada



                             III. FMRC FAMILY TRUST

(i)      John W. Churchill

(ii)     Trustee, FMRC Trust

(iii)    Canada

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(iv)     Chartered Accountant (Retired)

(v)      10627 Bradbury Drive SW
         Calgary, Alberta, T2W 1A9



(i)      Vernon H. Strang

(ii)     Trustee, FMRC Trust

(iii)    Canada

(iv)     Chartered Accountant (Retired)

(v)      39 Scimitar View NW
         Calgary, Alberta, T3L 2B4



                   IV. POWER TECHNOLOGY INVESTMENT CORPORATION

(i)      John Bernbach

(ii)     Director

(iii)    United States of America

(iv)     President NTM Inc.; Chairman and CEO, The Bernbach Group, Inc.

(v)      The Bernbach Group, Inc.
         800 Third Avenue, 27th Floor
         New York, N.Y. 10022
         U.S.A.



(i)      Andre Desmarais

(ii)     Director

(iii)    Canada

(iv)     President and Co-Chief Executive Officer, Power Corp.; Chairman, Power
         Tech

(v)      751 Victoria Square
         Montreal QC H2Y 2J3



(i)      Paul G. Desmarais, P.C., C.C

(ii)     Director

(iii)    Canada

(iv)     Chairman of the Executive Committee, Power Corp.

(v)      Power Corporation of Canada
         751 Victoria Square
         Montreal QC H2Y 2J3


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(i)      Anthony R. Graham

(ii)     Director

(iii)    Canada

(iv)     President, Wittington Investments, Limited

(v)      Wittington Investments, Limited
         22 St. Clair Avenue East
         Suite 2001
         Toronto, ON  M4T 2S7



(i)      Peter Kruyt

(ii)     Director and Executive Officer

(iii)    Canada

(iv)     Vice-President, Power Corp., President and CEO, Power Tech

(v)      751 Victoria Square
         Montreal QC H2Y 2J3



(i)      Michel Plessis-Belair

(ii)     Director

(iii)    Canada

(iv)     Vice-Chairman and Chief Financial Officer, Power Corp.;
         Exec. VP and Chief Financial Officer, Power Financial Corporation

(v)      751 Victoria Square
         Montreal QC H2Y 2J3



(i)      Nathalie Pratte

(ii)     Director

(iii)    Canada

(iv)     President, Envirostrategies

(v)      Envirostrategies
         1 Westmount Square, bureau 700
         Westmount, P. Quebec, Canada H3Z 2P9



(i)      Leslie Raenden

(ii)     Executive Officer


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(iii)    Canada

(iv)     Exec. Vice-President of Finance and Secretary, Power Tech

(v)      Power Technology Investment Corporation
         751 Victoria Square
         Montreal QC H2Y 2J3



(i)      Gerard Veilleux

(ii)     Director

(iii)    Canada

(iv)     Vice-President, Power Corp.

(v)      Power Corporation of Canada
         751 Victoria Square
         Montreal QC H2Y 2J3